                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

           VAN ECK VIP TRUST - VAN ECK VIP EMERGING MARKETS FUND
               (Exact name of registrant as specified in charter)

                     335 Madison Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                     335 Madison Avenue, New York, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31

Date of reporting period: JUNE 30, 2011

Item 1. Report to Shareholders

SEMI-ANNUAL REPORT

JUNE 30, 2011

(unaudited)

        Van Eck VIP Trust

                 Van Eck VIP Emerging Markets Fund

Van Eck VIP Emerging Markets Fund

Management Discussion	1

Geographical and Sector Weightings	5

Top Ten Equity Holdings	6

Explanation of Expenses	7

Schedule of Investments	8

Statement of Assets and Liabilities	11

Statement of Operations	12

Statement of Changes in Net Assets	13

Financial Highlights	14

Notes to Financial Statements	15

Approval of Advisory Agreement	18

The information contained in these shareholder letters represent the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings and the Fund’s performance, and the views of the investment team members are as of June 30, 2011 and are subject to change.

VAN ECK VIP EMERGING MARKETS FUND

Dear Shareholder:

The Initial Class shares of the Van Eck VIP Emerging Markets Fund declined 1.32% for the six months ended June 30, 2011. The Fund underperformed its benchmark index, the Morgan Stanley Capital International Emerging Markets (MSCI EM) Index1, which rose 1.03% for the same period, but outpaced the MSCI Emerging Markets Small Cap Index8, which fell 3.59%.

The Fund, an actively managed portfolio focused on emerging market equity investments from around the world, looks to capitalize on opportunities derived both from strong long-term structural growth and from expanding domestic demand. Our portfolio management team—averaging 16 years of dedicated emerging market experience—employs a disciplined proprietary investment process. Our focused risk management aims to balance country, sector and stock concentration levels and liquidity requirements.

Market and Economic Review

Global equities broadly were resilient during the semi-annual period despite a deluge of unfavorable news, including the development of a soft patch in the U.S. economy, ongoing sovereign debt crises in Europe and the looming expiration of the Federal Reserve Board’s quantitative easing program, known as QE2, at the end of June 2011. Additional challenges came from exogenous shocks, such as political turmoil in the Middle East and North Africa, which heightened volatility in the energy sector. Also, the impact of the devastating earthquake and tsunami in Japan reverberated across the international equity markets, leading to supply chain disruptions in global industrial and technology sectors. Despite a backdrop of negative sentiment driven by these conditions, corporate earnings momentum generally remained positive, supporting modest gains for developed market equities. The U.S. equity market, as measured by the S&P® 500 Index2, increased 6.02%, and the developed international equity markets, as measured by the MSCI EAFE (Europe, Australasia and the Far East) Index3, advanced 5.35%.

To compare, emerging market equities, as measured by the MSCI EM Index, recorded only a modest positive return, as the asset class was beset by heightened inflationary pressures with concomitant tighter monetary policy. In general, emerging market central banks have been raising benchmark interest rates since at least the middle of 2010, though they appeared, at the end of the semi-annual period, to be on the cusp of taking a more neutral stance as inflation pressures may be stabilizing. From a regional perspective, Emerging Europe, Middle East and Africa (EMEA) was the strongest performer, with the MSCI EM EMEA Index4 posting a 2.37% gain during the semi-annual period. EMEA benefited from particularly strong gains in Russia (+7.71%*). Russia’s equity market was boosted by improving market sentiment following a series of initiatives announced by President Dmitry Medvedev to modernize the economy and to try to eliminate corruption. Higher oil prices also supported Russia’s strong performance. Emerging Asia, as measured by the MSCI EM Asia Index5, also outperformed the broad MSCI EM Index, gaining 1.66% during the semi-annual period. Relative strength in the Emerging Asia region was driven primarily by Indonesia (+10.10%*), the fourth most populous nation in the world, where strong domestic consumption continued to drive secular economic growth. Conversely, India (-8.10%*) was a notable detractor, as higher interest rates led to tempered growth expectations. The Latin American region trailed, with the MSCI EM Latin America Index6 declining 1.70% as politics and monetary policy weighed on the equity markets of Peru (-17.58%*) and Brazil (-4.31%*), respectively.

From a sector* perspective, consumer discretionary and consumer staples were the best performers within the MSCI EM Index during the semi-annual period, as domestic demand and per-capita consumption trends within emerging markets generally remained on a positive trajectory. Information technology and materials were laggards, as these cyclical sectors were hampered by expectations of a moderation in global economic growth.

Fund Review

Throughout the semi-annual period, the Fund maintained an overweighted position in Emerging Asia at the expense of Latin America and EMEA. The Fund also maintained an overweighted exposure to small- to mid-capitalization companies, as these companies tend to be domestically focused with fundamentally stronger growth profiles and attractive valuations. At the same time, however, emerging market “smid caps” are subject to fluctuations in short-term market sentiment, especially when global risk appetite is curtailed due to broad macro headwinds. As such, during the semi-annual period, emerging market large-cap companies, as measured by the MSCI EM Large Cap Index7, rose 1.13%, outpacing emerging market smaller companies, as measured by the MSCI EM Small Cap Index8, which fell 3.59%. While the Fund underperformed the broad MSCI EM Index due in large part to its overweighting to smaller companies, it is well worth noting that, based on effective individual stock selection, the Fund outperformed the MSCI EM Small Cap Index during the semi-annual period.

As for individual holdings, the Fund’s performance benefited from its position in Mexican pawn shop operator First Cash Financial Services (position sold as of June 30), which performed well during the semi-annual period. Our investment team

VAN ECK VIP EMERGING MARKETS FUND

traveled to Mexico City last year to meet with the company’s management and take a tour of its operations. We left with a favorable outlook on the scalability of its businesses. Since the position was added to the Fund’s portfolio in the first quarter of 2010, the stock has doubled in price, with significant appreciation seen during the semi-annual period. Another strong performer for the Fund during the semi-annual period was Brazil’s Vale Fertilizantes (0.9% of Fund net assets†), as the company enjoyed a healthy level of profitability from being a fertilizer producer with significant access to phosphoric rock. Solid gains were achieved in its share price after the company’s majority owner decided to buy out minority shareholders at a substantial premium from where the Fund entered the position.

A strikingly large number of emerging market companies made efforts to list on exchanges during the first half of 2011 via initial public offerings (IPOs). After careful due diligence, the Fund established a position in one such offering, Russia’s NOMOS Bank (0.8% of Fund net assets†). NOMOS Bank had grown rapidly in the years leading up to its IPO through a combination of organic growth and accretive acquisitions. Since we established the Fund’s position in NOMOS Bank, its shares rose, benefiting from reports of better than expected first quarter results.

Detractors from the Fund’s semi-annual results included India’s Crompton Greaves (0.8% of Fund net assets†). Crompton Greaves manufactures, installs and services a variety of electrical and allied products, such as transformers, industrial motors and pumps used in energy, utility and industrial sectors. The company has had a strong history of consistently delivering relatively high levels of return on equity, but earnings results reported during the semi-annual period revealed an unexpected spike in its level of capital expenditure and a longer working capital cycle than anticipated, which the market interpreted as potentially diminishing profitability going forward.

Two other detractors from the Fund’s results during the semi-annual period were from within the frontier markets. We continue to believe frontier markets offer one of the most attractive, long-term growth investment opportunities within the broader emerging markets, but during the semi-annual period, discouraging global macro sentiment led to reduced investment flows into this segment of the emerging equity markets. Iron ore miner Bellzone Mining (0.6% of Fund net assets†) is listed as a U.K. company but operates in the Kalia prospect in the West African country of Guinea. We maintained a promising outlook for the company, but its stock price declined during the semi-annual period due to a lack of near-term catalysts. Bank of Georgia (0.7% of Fund net assets†) was also a detractor from the Fund’s semi-annual performance, though it had performed well in 2010. Its shares were pressured as sentiment for riskier assets turned despite improving fundamentals for this market leader in the Republic of Georgia.

As the semi-annual period progressed, we increased the Fund’s exposure to the energy sector, as supply constraints from production stoppages in Libya pushed oil prices higher. We also favored the coal mining industry, which we believe will be a key supplier to the increasing power demand of countries such as China and India. The Fund maintained its underweighted position in telecommunication services and utilities and its overweighted allocations to consumer discretionary and consumer staples. By country, the Fund had, at the end of June 2011, significantly underweighted positions in South Africa, Brazil and Turkey due to the uncertainty around the paths that their central banks may take in response to persistently high levels of domestic demand and inflation. The Fund had an overweighted allocation to China, with a number of positions in place meant to leverage off its government’s stated objectives of increased investment in low-income housing and to target challenges surrounding income disparity. Indonesia was also an overweighted position for the Fund. We maintained a particularly strong conviction in the long-term growth prospects of Indonesia’s banking sector, as credit penetration there is low and profitable opportunities, we believe, may be found in companies offering micro-loans to consumers and small businesses.

Outlook

Three pillars drive our relatively optimistic view for emerging market equities as we head into the second half of 2011. First is the likelihood of superior medium-term growth. Despite much of the concern being voiced about China’s ability to maintain its blistering pace of economic growth, the Asian superpower is likely, in our view, to remain the single largest contributor to global economic growth while maintaining a healthy appetite for commodities for some time to come. Second, low leverage ratios for emerging market countries, companies and households should allow, we believe, for greater economic stability in uncertain macro times, as the current sovereign debt crises plaguing global markets are, to date, very much a developed market-specific issue. Finally, emerging market central banks appear to be farther along in the process of normalizing monetary policy and to have significantly greater flexibility to adapt their stances in response to potential economic headwinds should they arise. At the end of the semi-annual period, most emerging market central banks seemed keen to take their policy stance toward neutral, as economic growth moderated and inflation expectations tempered following a second-quarter decline in energy and food prices.

That all being said, we do see a meaningful possibility that global economic activity may soften during the balance of 2011 as major developed economies struggle to generate real economic growth momentum. Consequently, we intend to reemphasize quality factors in our stock selection, as these stocks historically outperform in such conditions.

From a valuation perspective, emerging market equities were trading, at the end of the semi-annual period, at a modest but significant discount to their long-term historical average as well as to developed market equities. We believe this scenario provides investors with an opportunity to take advantage of the long-term growth prospects for the asset class at discounted levels. In our view, the case for investing in emerging market equities is well known by now, but the transition for emerging economies toward a level of modernization and efficiency comparable with that of developed markets is far from being completed. Indeed, the ongoing disparity between developed and emerging economies in such areas as standards of living, quality of infrastructure and availability of social and public services is still vast. We believe that the ongoing convergence of these factors brings sustainable, long-term investment opportunities and provides an attractive element of diversification considered by most to be essential in maintaining an efficient investment portfolio.

The Fund is subject to the risks associated with its investments in emerging market securities, which tend to be more volatile and less liquid than securities traded in developed countries. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities, CMOs and small or mid-cap companies. The Fund is also subject to inflation risk, short-sales risk, market risk, nondiversification risk and leverage risk. Please see the prospectus for information on these and other risk considerations.

We thoroughly appreciate your participation in the Van Eck VIP Emerging Markets Fund, and we look forward to helping you meet your investment goals in the future.

Investment Team Members:

David A. Semple Portfolio Manager	Edward M. Kuczma Analyst	Angus Shillington Analyst

July 14, 2011

*

All regional and market returns are in U.S. dollar terms (unless otherwise specified), are based on country-specific stock market indices and reflect the reinvestment of any dividends if applicable. All sector returns referenced are also in U.S. dollar terms.

†	All Fund assets referenced are Total Net Assets as of June 30, 2011.

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. Performance information current to the most recent month end is available by calling 1.800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges, fees and expenses for these benefits are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

VAN ECK VIP EMERGING MARKETS FUND

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

1

Morgan Stanley Capital International Emerging Markets Index (MSCI EM), calculated with dividends reinvested, is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The Index captures 85% of the publicly traded equities in each industry for 21 emerging markets. The Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

2	S&P® 500 Index consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.
3	MSCI EAFE Index is an unmanaged capitalization-weighted index containing approximately 1,100 equity securities of companies located in Europe, Australasia and the Far East.
4

MSCI EM EMEA (Emerging Europe, Middle East and Africa) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the emerging market countries of Europe, the Middle East & Africa.

5	MSCI EM Asia Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the emerging market countries of Asia.
6	MSCI EM Latin America Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in Latin America.
7	MSCI EM Large Cap Index is a subset of the MSCI EM Index, which targets a coverage range of around 70% of the free float-adjusted market capitalization in each market.
8	MSCI EM Small Cap Index is a subset of the MSCI EM Index, which provides an exhaustive representation of the small-cap size segment.

Geographical Weightings*
(unaudited)

Sector Weightings**
(unaudited)

As of June 30, 2011. Portfolio subject to change.
*	Percentage of net assets.
**	Percentage of investments.

VAN ECK VIP EMERGING MARKETS FUND

TOP TEN EQUITY HOLDINGS*
June 30, 2011 (unaudited)

Sberbank RF
(Russia, 2.1%)
Sberbank is the largest bank in Russia, providing a full range of commercial banking services.

China Minsheng Banking Corp. Ltd.
(China, 2.1%)
China Minsheng operates in commercial banking businesses. The bank provides deposit, loan, settlement, discount, financial bond issuance, government bond underwriting and trading, letter of credit, bank guarantee, and other related financial services.

Localiza Rent a Car S.A.
(Brazil, 2.1%)
Localiza Rent a Car rents automobiles. The company owns and franchises locations in Brazil and elsewhere in Latin America. Localiza primarily operates through airport locations. The company also sells used cars and offers fleet management services.

Tencent Holdings Ltd.
(Hong Kong, 1.9%)
Tencent Holdings provides Internet, mobile, and telecommunication value-added services in China. The company has an instant messaging community in China and also provides online advertising services.

Hyundai Mobis Co. Ltd.
(South Korea, 1.9%)
Hyundai Mobis manufactures and markets automotive parts and equipment, such as automotive service components, modules and systems. The company also contracts environmental projects, including sewage treatment plant and industrial waste water treatment plant construction.

Samsung Electronics Co. Ltd.
(South Korea, 1.7%)
Samsung manufactures a wide range of consumer and industrial electronic equipment and products such as semiconductors, monitors, televisions and home appliances. The company also produces Internet access network systems and telecommunications equipment including mobile phones.

Lukoil
(Russia, 1.7%)
Lukoil explores for, produces, refines, transports, and markets oil and gas, mainly from Western Siberia. The company also manufactures petrochemicals, fuels, and other petroleum products as well as operating refineries and gasoline filling stations in Russia and the United States. Lukoil transports oil through pipelines, and petroleum products with its fleet of ships.

Tisco Financial Group PCL
(Thailand, 1.7%)
Tisco Financial is a bank holding company that offers working capital, project, term, automobile and home loans; custodian services; securities brokerage; mutual funds; and private banking; and advises on equity and debt capital markets, privatizations, debt restructuring, project finance and mergers and acquisitions.

Vale S.A.
(Brazil, 1.6%)
Vale produces and sells iron ore, pellets, manganese, alloys, gold, nickel, copper, kaolin, bauxite, alumina, aluminum and potash. The company is based in Brazil where it owns and operates railroads, maritime terminals and ships as part of the infrastructure required to bring their products to their customers.

BR Malls Participacoes S.A.
(Brazil, 1.6%)
BR Malls owns and operates shopping malls throughout Brazil.

*	Percentage of net assets. Portfolio is subject to change. Company descriptions courtesy of Bloomberg.com.

EXPLANATION OF EXPENSES
(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 to June 30, 2011.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period”.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During the Period* January 1, 2011 – June 30, 2011

Initial Class	Actual	$1,000.00	$ 986.80	$6.26
	Hypothetical**	$1,000.00	$1,018.50	$6.36

Class R1	Actual	$1,000.00	$ 986.80	$6.31
	Hypothetical**	$1,000.00	$1,018.45	$6.41

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2011), of 1.27% on Initial Class, 1.28% on Class R1 Shares, multiplied by the average account value over the period, multiplied by 181 and divided by 365 (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses

VAN ECK VIP EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS
June 30, 2011 (unaudited)

Number of Shares		Value

COMMON STOCKS: 93.2%
Brazil: 10.4%
303,000	BR Malls Participacoes S.A.	$3,465,575
180,000	BR Properties S.A.	2,018,390
55,200	Cia Hering S.A.	1,269,779
246,000	Diagnosticos da America S.A.	3,310,159
93,000	Itau Unibanco Holding S.A. (ADR)	2,190,150
257,000	Localiza Rent a Car S.A.	4,594,432
106,000	Marisa Lojas S.A.	1,616,506
70,000	Petroleo Brasileiro S.A. (ADR)	2,370,200
250,000	Rossi Residencial S.A.	2,044,020

		22,879,211

Canada: 1.1%
8,500	First Quantum Minerals Ltd.	1,239,328
42,000	Pacific Rubiales Energy Corp.	1,125,719

		2,365,047

China / Hong Kong: 20.6%
1,350,500	Angang New Steel Co. Ltd. #	1,482,795
6,960,000	Bank of China Ltd. #	3,415,614
2,610,000	Brilliance China Automotive Holdings Ltd. *	2,937,117
1,800,000	China Hongqiao Group Ltd. *	1,688,577
5,020,000	China Minsheng Banking Corp. Ltd. #	4,642,444
1,140,000	China Minzhong Food Corp Ltd. (SGD) * #	1,395,930
3,825,000	China Qinfa Group Ltd. * #	1,866,013
700,000	China Yurun Food Group Ltd. #	1,979,287
2,550,000	Dah Chong Hong Holdings Ltd. #	3,039,125
12,961,000	ERA Mining Machinery Ltd. * #	919,297
6,921,200	EVA Precision Industrial Holdings Ltd. #	2,126,177
59,000	Focus Media Holding (ADR)	1,834,900
57,100	Home Inns & Hotels Management, Inc. (ADR) *	2,172,084
2,123,181	Noble Group Ltd. (SGD) #	3,419,087
10,710,000	PCD Stores Ltd. #	2,498,810
7,600,000	Renhe Commercial Holdings Co. Ltd. #	1,458,174
14,505,000	REXLot Holdings Ltd. #	1,403,088
156,500	Tencent Holdings Ltd. #	4,275,301
1,490,000	Trinity Ltd. #	1,504,896
1,524,000	Xinyi Glass Holdings Ltd. #	1,517,171

		45,575,887

Georgia: 0.7%
90,000	Bank of Georgia (GDR)	1,466,100

India: 7.9%
310,000	Crompton Greaves Ltd. #	1,799,808
165,000	Educomp Solutions Ltd. #	1,451,364
1,610,000	Gujarat NRE Coke Ltd. #	1,732,702
1,713,606	Hirco Plc (GBP) *	1,443,883
136,000	Mahindra & Mahindra Ltd. #	2,135,144
660,000	Mundra Port & Special Economic Zone Ltd. #	2,394,857
160,000	Pantaloon Retail India Ltd. #	1,257,600
247,769	Shriram Transport Finance Co. Ltd. #	3,428,069
470,000	Sintex Industries Ltd. #	1,909,454

		17,552,881

Indonesia: 4.3%
4,400,000	Adaro Energy Tbk PT #	1,261,081
275,000	Astra International Tbk PT #	2,044,203

Number of Shares		Value

Indonesia: (continued)
2,910,000	Bank Rakyat Indonesia Tbk PT #	$2,213,477
9,380,000	Borneo Lumbung Energi & Metal Tbk PT * #	1,535,452
7,150,000	Bumi Resources Tbk PT #	2,468,579

		9,522,792

Israel: 0.3%
182,500	Queenco Leisure International Ltd. (GDR) * § 144A	648,624

Kazakhstan: 0.0%
510,300	Kazakhstan Kagazy PLC (GDR) * § 144A	35,721
60,000	Kazakhstan Kagazy PLC (GDR) * §	4,200

		39,921

Luxembourg: 1.2%
1,003,000	L’Occitane International S.A. (HKD) * #	2,686,780

Malaysia: 1.3%
2,505,000	AirAsia Bhd * #	2,929,014

Mexico: 1.7%
580,000	Corp GEO S.A.B de C.V. *	1,337,490
927,200	Genomma Lab Internacional, S.A. de C.V. *	2,359,872

		3,697,362

Mongolia: 0.5%
880,000	Mongolian Mining Corp. (HKD) * #	1,088,144

Panama: 1.1%
35,500	Copa Holdings S.A. (Class A) (USD)	2,369,270

Philippines: 0.2%
19,400,000	Megaworld Corp. Warrants (PHP 1.00, expiring 12/14/14) * #	420,815

Portugal: 0.6%
65,000	Jeronimo Martins, SGPS, S.A. #	1,248,368

Russia: 7.9%
65,000	CTC Media, Inc. (USD)	1,385,800
159,000	Globaltrans Investment Plc (GDR)	2,952,341
60,000	Lukoil (ADR)	3,822,154
120,000	Magnitogorsk Iron & Steel Works (GDR) * # Reg S	1,365,600
48,000	NOMOS-BANK (USD) *	1,668,000
1,257,000	Sberbank RF #	4,636,287
41,000	X5 Retail Group N.V. (GDR) * #	1,605,079

		17,435,261

Singapore: 2.0%
1,960,000	CSE Global Ltd. #	2,014,871
1,122,727	Olam International Ltd. #	2,495,829

		4,510,700

South Africa: 4.0%
75,000	African Rainbow Minerals Ltd. #	2,093,750
50,000	Impala Platinum Holdings Ltd. #	1,349,216
152,000	Imperial Holdings Ltd. #	2,727,892
14,700	Naspers Ltd. #	830,170
34,000	Sasol Ltd. #	1,793,644

		8,794,672

See Notes to Financial Statements

Number of Shares		Value

South Korea: 13.0%
196,000	DGB Financial Group, Inc. *	$2,974,008
126,000	Doosan Infracore Co. Ltd. * #	2,812,306
5,468	E-Mart Co. Ltd. *	1,252,214
76,000	Hynix Semiconductor, Inc. * #	1,795,638
19,960	Hyundai Department Store Co. Ltd. #	3,249,931
10,900	Hyundai Mobis Co. Ltd. * #	4,101,177
35,000	Kia Motors Corp. #	2,380,983
6,400	Lotte Shopping Co. * #	3,058,028
47,000	Samsung Card Co. #	2,549,701
4,950	Samsung Electronics Co. Ltd. #	3,847,284
1,931	Shinsegae Co. Ltd. #	614,035

		28,635,305

Switzerland: 0.8%
14,000	Dufry Group * #	1,763,426

Taiwan: 6.8%
170,000	Catcher Technology Co. Ltd. #	1,076,251
210,000	China Ecotek Corp. #	445,766
800,000	Chroma ATE, Inc. #	2,551,501
76,500	HTC Corp. #	2,586,559
825,800	Taiwan Hon Chuan Enterprise Co. Ltd. #	2,489,803
740,000	Taiwan Semiconductor Manufacturing Co. Ltd. #	1,864,992
1,220,000	Uni-President Enterprises Corp. #	1,772,190
700,000	Wistron NeWeb Corp. #	2,201,376

		14,988,438

Thailand: 2.3%
350,000	Kasikornbank PCL #	1,406,987
2,985,000	Tisco Financial Group PCL #	3,659,156

		5,066,143

Turkey: 1.3%
140,000	Koza Altin Isletmeleri AS	1,882,648
851,356	Sinpas Gayrimenkul Yatirim Ortakligi A.S. * #	953,638

		2,836,286

Number of Shares		Value

United Kingdom: 1.7%
86,000	African Minerals Ltd. * #	$716,604
1,990,000	Bellzone Mining Plc * #	1,328,461
145,000	International Personal Finance Plc #	855,506
23,300	Zhaikmunai LP (GDR) *	231,666
65,700	Zhaikmunai LP (GDR) *	653,239

		3,785,476

United States: 1.5%
30,000	Cameron International Corp.	1,508,700
43,000	First Cash Financial Services, Inc. *	1,805,570

		3,314,270

Total Common Stocks (Cost: $175,820,710)		205,620,193

PREFERRED STOCKS: 3.4%
Brazil: 3.4%
91,000	Anhanguera Educacional Participacoes S.A.	1,937,026
132,700	Vale Fertilizantes S.A.	2,007,527
125,064	Vale S.A.	3,577,264

Total Preferred Stocks (Cost: $2,590,705)		7,521,817

MONEY MARKET FUND: 2.9% (Cost: $6,328,056)
6,328,056	AIM Treasury Portfolio - Institutional Class	6,328,056

Total Investments: 99.5% (Cost: $184,739,471)		219,470,066
Other assets less liabilities: 0.5%		1,105,719

NET ASSETS: 100.0%		$220,575,785

ADR	American Depositary Receipt
GBP	British Pound
GDR	Global Depositary Receipt
HKD	Hong Kong Dollar
PHP	Philippine Peso
SGD	Singapore Dollar
USD	United States Dollar

*	Non-income producing
#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $141,941,757 which represents 64.4% of net assets.

§	Illiquid Security — the aggregate value of illiquid securities is $688,545 which represents 0.3% of net assets.
Reg S

Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

144A

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $684,345, or 0.3% of net assets.

See Notes to Financial Statements

VAN ECK VIP EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS
(continued)

Restricted securities held by the Fund as of June 30, 2011 are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets

Kazakhstan Kagazy PLC (GDR) 144A	07/19/2007	510,300	$2,551,500	$35,721	0.0%
Queenco Leisure International Ltd. (GDR) 144A	07/03/2007	182,500	3,481,828	648,624	0.3

			$6,033,328	$684,345	0.3%

Summary of Investments by Sector (unaudited)	% of Investments	Value

Basic Materials	10.1%	$22,173,156
Communications	6.0	13,114,106
Consumer, Cyclical	20.3	44,528,670
Consumer, Non-cyclical	12.7	27,779,809
Diversified	5.0	11,095,558
Energy	8.2	18,055,828
Financial	21.4	46,909,994
Industrial	8.4	18,510,740
Technology	5.0	10,974,149
Money Market Fund	2.9	6,328,056

	100.0%	$219,470,066

The summary of inputs used to value the Fund’s investments as of June 30, 2011 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks
Brazil	$22,879,211	$—	$—	$22,879,211
Canada	2,365,047	—	—	2,365,047
China / Hong Kong	8,632,678	36,943,209	—	45,575,887
Georgia	1,466,100	—	—	1,466,100
India	1,443,883	16,108,998	—	17,552,881
Indonesia	—	9,522,792	—	9,522,792
Israel	—	648,624	—	648,624
Kazakhstan	—	39,921	—	39,921
Luxembourg	—	2,686,780	—	2,686,780
Malaysia	—	2,929,014	—	2,929,014
Mexico	3,697,362	—	—	3,697,362
Mongolia	—	1,088,144	—	1,088,144
Panama	2,369,270	—	—	2,369,270
Philippines	—	420,815	—	420,815
Portugal	—	1,248,368	—	1,248,368
Russia	9,828,295	7,606,966	—	17,435,261
Singapore	—	4,510,700	—	4,510,700
South Africa	—	8,794,672	—	8,794,672
South Korea	4,226,222	24,409,083	—	28,635,305
Switzerland	—	1,763,426	—	1,763,426
Taiwan	—	14,988,438	—	14,988,438
Thailand	—	5,066,143	—	5,066,143
Turkey	1,882,648	953,638	—	2,836,286
United Kingdom	884,905	2,900,571	—	3,785,476
United States	3,314,270	—	—	3,314,270
Preferred Stocks
Brazil	7,521,817	—	—	7,521,817
Money Market Fund	6,328,056	—	—	6,328,056

Total	$76,839,764	$142,630,302	$—	$219,470,066

* See Schedule of Investments for security type and geographic sector breakouts.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES June 30, 2011 (unaudited)

Assets:
Investments, at value (Cost $184,739,471)	$219,470,066
Foreign currency (Cost $3,422,891)	3,442,971
Receivables:
Investments sold	948,328
Shares of beneficial interest sold	109,030
Dividends and interest	659,883
Prepaid expenses	2,812

Total assets	224,633,090

Liabilities:
Payables:
Investments purchased	3,511,291
Shares of beneficial interest redeemed	32,099
Due to Adviser	181,240
Deferred Trustee fees	64,748
Accrued expenses	267,927

Total liabilities	4,057,305

NET ASSETS	$220,575,785

Initial Class Shares:
Net Assets	$166,869,494

Shares of beneficial interest outstanding	12,073,661

Net asset value, redemption and offering price per share	$13.82

Class R1 Shares:
Net Assets	$53,706,291

Shares of beneficial interest outstanding	3,888,684

Net asset value, redemption and offering price per share	$13.81

Net Assets consist of:
Aggregate paid in capital	$179,991,068
Net unrealized appreciation	34,443,305
Distributions in excess of net investment income	(3,122,862)
Accumulated net realized gain	9,264,274

$220,575,785

See Notes to Financial Statements

VAN ECK VIP EMERGING MARKETS FUND

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2011 (unaudited)

Income:
Dividends (net of foreign taxes withheld of $183,755)		$2,005,841
Interest		558

Total income		2,006,399

Expenses:
Management fees	1,126,936
Transfer agent fees – Initial Class	9,143
Transfer agent fees – R1 Class Shares	5,497
Custodian fees	171,303
Professional fees	42,175
Reports to shareholders	57,441
Insurance	7,102
Trustees’ fees and expenses	8,946
Other	1,206

Total expenses		1,429,749

Net investment income		576,650

Net realized gain (loss) on:
Investments (net of foreign taxes of $147,569)		13,293,673
Foreign currency transactions and foreign denominated assets and liabilities		(22,027)

Net realized gain		13,271,646

Change in net unrealized depreciation on:
Investments (net of foreign taxes of $139,206)		(17,690,662)
Foreign currency transactions and foreign denominated assets and liabilities		(118,688)

Change in net unrealized depreciation		(17,809,350)

Net Decrease in Net Assets Resulting from Operations		$ (3,961,054)

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2011	Year Ended December 31, 2010

	(unaudited)
Operations:
Net investment income	$576,650	$357,203
Net realized gain	13,271,646	50,803,024
Net change in unrealized depreciation	(17,809,350)	(2,110,798)

Net increase (decrease) in net assets resulting from operations	(3,961,054)	49,049,429

Dividends to shareholders from:
Net investment income
Initial Class Shares	(1,591,228)	(1,000,363)
Class R1 Shares	(580,716)	(349,298)

Total dividends	(2,171,944)	(1,349,661)

Settlement payments from unaffiliated third parties	—	995,705

Share transactions*:
Proceeds from sale of shares
Initial Class Shares	30,547,652	41,927,256
Class R1 Shares	2,300,650	12,853,986

	32,848,302	54,781,242

Reinvestment of dividends
Initial Class Shares	1,591,228	1,000,363
Class R1 Shares	580,716	349,298

	2,171,944	1,349,661

Cost of shares redeemed
Initial Class Shares	(37,311,669)	(69,553,654)
Class R1 Shares	(12,325,248)	(20,189,647)
Redemption fees	—	18,542

	(49,636,917)	(89,724,759)

Net decrease in net assets resulting from share transactions	(14,616,671)	(33,593,856)

Total increase (decrease) in net assets	(20,749,669)	15,101,617

Net Assets:
Beginning of period	241,325,454	226,223,837

End of period (including distributions in excess of net investment income of ($3,122,862) and ($1,527,568), respectively)	$220,575,785	$241,325,454

* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):

Initial Class Shares:
Shares sold	2,191,428	3,427,982
Shares reinvested	117,694	95,001
Shares redeemed	(2,720,270)	(5,922,293)

Net decrease	(411,148)	(2,399,310)

Class R1 Shares:
Shares sold	166,068	1,033,053
Shares reinvested	42,984	33,203
Shares redeemed	(907,234)	(1,764,482)

Net decrease	(698,182)	(698,226)

See Notes to Financial Statements

VAN ECK VIP EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Initial Class Shares

	For the Six Months Ended June 30, 2011		Year Ended December 31,

			2010		2009		2008	2007	2006

	(unaudited)
Net asset value, beginning of period	$14.14		$11.22		$5.89		$27.71	$24.98	$19.91

Income from investment operations:
Net investment income	0.04	(g)	0.01		0.04		0.07	0.12	0.14
Net realized and unrealized gain (loss) on investments	(0.23)		2.93		5.83		(12.20)	7.47	7.15
Payment by the Adviser	—		—		0.04	(e)	—	—	—

Total from investment operations	(0.19)		2.94		5.91		(12.13)	7.59	7.29

Less distributions from:
Net investment income	(0.13)		(0.07)		(0.01)		—	(0.12)	(0.13)
Net realized gains	—		—		(0.57)		(9.69)	(4.74)	(2.09)

Total distributions	(0.13)		(0.07)		(0.58)		(9.69)	(4.86)	(2.22)

Settlement payments from unaffiliated third parties	—		0.05		—		—	—	—

Redemption fees	—	(b)	—	(b)	—	(b)	— (b)	— (b)	— (b)

Net asset value, end of period	$13.82		$14.14		$11.22		$5.89	$27.71	$24.98

Total return (a)	(1.32	)%(c)	26.84	%(f)	113.17	%(e)	(64.77)%	37.56%	39.51%

Ratios/Supplemental Data
Net Assets, end of period (000’s)	$166,869		$176,522		$166,991		$76,566	$255,052	$220,361
Ratio of gross expenses to average net assets	1.27	%(d)	1.28%		1.22%		1.29%	1.23%	1.33%
Ratio of net expenses to average net assets	1.27	%(d)	1.28%		1.22%		1.29%	1.23%	1.33%
Ratio of net expenses, excluding interest expense, to average net assets	1.27	%(d)	1.28%		1.21%		1.29%	1.23%	1.33%
Ratio of net investment income to average net assets	0.53	%(d)	0.17%		0.49%		0.53%	0.45%	0.63%
Portfolio turnover rate	57	%(c)	96%		68%		45%	80%	52%

	Class R1 Shares

	For the Six Months Ended June 30, 2011		Year Ended December 31,

			2010		2009		2008	2007	2006

	(unaudited)
Net asset value, beginning of period	$14.13		$11.21		$5.87		$27.68	$24.95	$19.89

Income from investment operations:
Net investment income	0.03	(g)	0.01		0.03		0.07	0.11	0.13
Net realized and unrealized gain (loss) on investments	(0.22)		2.93		5.85		(12.19)	7.48	7.15
Payment by the Adviser	—		—		0.04	(e)	—	—	—

Total from investment operations	(0.19)		2.94		5.92		(12.12)	7.59	7.28

Less distributions from:
Net investment income	(0.13)		(0.07)		(0.01)		—	(0.12)	(0.13)
Net realized gains	—		—		(0.57)		(9.69)	(4.74)	(2.09)

Total distributions	(0.13)		(0.07)		(0.58)		(9.69)	(4.86)	(2.22)

Settlement payments from unaffiliated third parties	—		0.05		—		—	—	—

Redemption fees	—	(b)	—	(b)	—	(b)	— (b)	— (b)	— (b)

Net asset value, end of period	$13.81		$14.13		$11.21		$5.87	$27.68	$24.95

Total return (a)	(1.32	)%(c)	26.86	%(f)	113.39	%(e)	(64.75)%	37.62%	39.49%

Ratios/Supplemental Data
Net Assets, end of period (000’s)	$53,706		$64,803		$59,233		$25,134	$104,412	$80,848
Ratio of gross expenses to average net assets	1.28	%(d)	1.29%		1.22%		1.29%	1.24%	1.35%
Ratio of net expenses to average net assets	1.28	%(d)	1.29%		1.22%		1.29%	1.24%	1.35%
Ratio of net expenses, excluding interest expense, to average net assets	1.28	%(d)	1.29%		1.22%		1.29%	1.23%	1.35%
Ratio of net investment income to average net assets	0.46	%(d)	0.15%		0.43%		0.47%	0.42%	0.62%
Portfolio turnover rate	57	%(c)	96%		68%		45%	80%	52%

(a)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Amount represents less than $0.005 per share
(c)	Not annualized
(d)	Annualized
(e)	For the year ended December 31, 2009, 0.76% of the total return representing $0.04 per share, consisted of a reimbursement by the Adviser for an investment loss.
(f)	For the year ended December 31, 2010, the Fund received settlement payments from unaffiliated third parties which represented 0.46% of the Initial Class Shares and Class R1 Shares total return.
(g)	Calculated based upon weighted average shares outstanding.

See Notes to Financial Statements

VAN ECK VIP EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS
June 30, 2011 (unaudited)

Note 1—Fund Organization—Van Eck VIP Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The Van Eck VIP Emerging Markets Fund (the “Fund”) is a diversified series of the Trust and seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. The Fund offers two classes of shares: Initial Class Shares and Class R1 Shares. The two classes are identical except Class R1 Shares are, under certain circumstances, subject to a redemption fee on redemptions within 60 days of purchase.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

A.

Security Valuation—Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as level 1 in the fair value hierarchy (as described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Fund’s pricing time (4:00 p.m. Eastern Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Fund may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by a Pricing Committee of Van Eck Associates Corporation (the “Adviser”) appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value for these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as level 2 or level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented on the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

B.

Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.

Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

VAN ECK VIP EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS
(continued)

D.

Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.

Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund’s Schedule of Investments.

F.

Warrants—The Fund may invest in warrants whose values are linked to indices or underlying instruments. The Fund may use these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment.

G.

Use of Derivative Instruments—The Fund may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. GAAP requires enhanced disclosures about the Fund’s derivatives and hedging activities. The Fund had no derivatives outstanding during the period ended June 30, 2011.

Forward Foreign Currency Contracts—The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) on forward foreign currency contracts and foreign currency transactions. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. The Fund had no outstanding forward foreign currency contracts during the period ended June 30, 2011.

H.

Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Dividend on foreign securities are recorded when the Fund is informed of such dividends. Realized gains and losses are calculated on the specific identified cost basis. Interest income, including amortization of premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Fund and decrease the unrealized gain on investments. The Fund received regulatory settlement payments during 2010 from unaffiliated third parties which is included in the Statement of Changes in Net Assets.

Income, expenses (excluding class-specific expenses), realized and unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% of the Fund’s average daily net assets. The Adviser has agreed, at least until May 1, 2012, to waive management fees and/or assume expense excluding interest, taxes, and extra ordinary expenses exceeding 1.50% for both the Initial Class shares and Class R1 shares. For the period ended June 30, 2011, no management fees were waived nor were any expenses assumed by the Adviser. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation, the distributor.

Note 4—Investments—For the period ended June 30, 2011, the cost of purchases and proceeds from sales of investments, other than U.S. government securities and short-term obligations, aggregated $124,320,242 and $135,242,403, respectively.

Note 5—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at June 30, 2011 was $184,739,471 and net unrealized appreciation aggregated $34,730,595 of which $49,289,385 related to appreciated securities and $14,558,790 related to depreciated securities.

The tax character of dividends and distributions paid to shareholders were as follows:

	Six Months Ended June 30, 2011	Year Ended December 31, 2010

Ordinary income	$2,171,944	$1,349,661

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for open tax years (tax years ended December 31, 2007-2010), or expected to be taken in the Fund’s current tax year. Therefore, no provision for income tax is required in the Fund’s financial statements.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

Note 6—Concentration of Risk—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

At June 30, 2011, the aggregate shareholder accounts of seven insurance companies own approximately 13%, 12%, 10%, 10%, 9%, 8%, and 6% of the Initial Class Shares, and three of whom own approximately 36%, 33%, and 27% of the Class R1 Shares.

Note 7—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The Fund’s contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the Plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the deferred compensation plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 8—Bank Line of Credit—The Trust may participate with Van Eck Funds (collectively the “VE/VIP Funds”) in a $20 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund at the request of the shareholders and other temporary or emergency purposes. The VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. The average daily loan balance during the 3 day period for which a loan was outstanding amounted to $51,000 and the weighted average interest rate was 1.39%. The Fund had no outstanding borrowings under the Facility at June 30, 2011.

Note 9—Custodian Fees—The Fund has entered into an expense offset agreement with its custodian wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. For the period ended June 30, 2011, there were no offsets of custodial fees.

Note 10—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with State Street Bank & Trust Co., the securities lending agent and also the Fund’s custodian. During the period ended June 30, 2011, there was no securities lending activity.

Note 11—Subsequent Event Review—The Funds have evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

VAN ECK VIP EMERGING MARKETS FUND

APPROVAL OF ADVISORY AGREEMENT

Approval of Advisory Agreement

The Investment Company Act of 1940, as amended, provides, in substance, that each investment advisory agreement between a fund and its investment advisers will continue in effect from year to year only if its continuance is approved at least annually by the Board of Trustees (the “Board”), including by a vote of a majority of the Trustees who are not “interested persons” of the Fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

In considering the renewal of the Fund’s investment advisory agreement, the Board, which is comprised exclusively of Independent Trustees, reviewed and considered information that had been provided by the Adviser throughout the year at regular Board meetings, as well as information requested by the Board and furnished by the Adviser for the meetings of the Board held on May 19, 2011 and June 29 and 30, 2011 to specifically consider the renewal of the Fund’s investment advisory agreement. This information included, among other things, the following:

▪	Information about the overall organization of the Adviser and the Adviser’s short-term and long-term business plan with respect to its mutual fund operations;

▪	The Adviser’s consolidated financial statements for the past three fiscal years;

▪	A description of the advisory agreement with the Fund, its terms and the services provided thereunder;

▪

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Fund, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

▪

Presentations by the Adviser’s key investment personnel with respect to the Adviser’s investment strategies and general investment outlook in relevant markets, and the resources available to support the implementation of such investment strategies;

▪

An independently prepared report comparing the management fees and non-investment management expenses with respect to a representative class of shares of the Fund during its fiscal year ended December 31, 2010 with those of (i) a universe of funds with a similar investment strategy, offered in connection with variable insurance products (the “Expense Universe”), and (ii) a sub-group of the Expense Universe consisting of funds of comparable size and with comparable fee and expense structures (the “Expense Group”);

▪

An independently prepared report comparing the Fund’s annualized investment performance with respect to a representative class of shares of the Fund (including standard deviations and Sharpe ratios) for the one-, three- five-and ten-year periods ended March 31, 2011 with those of (i) a universe of funds with a similar investment strategy, offered in connection with variable insurance products (the “Performance Universe”) and (ii) a sub-group of the Performance Universe consisting of funds of comparable size and with comparable fee and expense structures (the “Performance Group”);

▪	An analysis of the profitability of the Adviser with respect to the services it provides to the Fund and the Van Eck complex of mutual funds as a whole;

▪

Information regarding other accounts and investment vehicles managed by the Adviser, including the types of accounts, the fees charged by the Adviser for managing the accounts, the material differences between the nature of services provided for the Fund as compared to the other accounts, the other accounts investment strategies, the net assets under management in each such account and vehicle, and the individuals that are performing investment management functions with respect to each such account and vehicle;

▪

Information concerning the Adviser’s compliance program, the resources devoted to compliance efforts undertaken by the Adviser and its affiliates on behalf of the Fund, and reports regarding a variety of compliance-related issues;

▪	Information with respect to the Adviser’s brokerage practices, including the benefits received by the Adviser from research acquired with soft dollars; and

▪	Other information provided by the Adviser in its response to a comprehensive questionnaire prepared by independent legal counsel on behalf of the Independent Trustees.

In considering whether to approve the investment advisory agreement, the Board evaluated the following factors: (1) the quality, nature, cost and character of the investment management as well as the administrative and other non-investment management services provided by the Adviser and its affiliates; (2) the nature, quality and extent of the services performed by the Adviser in interfacing with, and monitoring the services performed by, third parties, such as the Fund’s custodian, transfer agent, sub-accounting agent and independent auditors, and the Adviser’s commitment and efforts to review the quality and pricing of third party service providers to the Fund with a view to reducing non-management expenses of the Fund; (3) the terms of the advisory agreement and the reasonableness and appropriateness of the particular fee paid by the Fund for the services described therein; (4) the Adviser’s willingness to reduce the cost of the Fund to shareholders from time to time by means of waiving a portion of its management fees or paying expenses of the Fund or by reducing fees from time to time; (5) the services, procedures and processes used to determine the value of Fund assets, and the actions taken to monitor and test the effectiveness of such services, procedures and processes; (6) the ongoing efforts of, and resources devoted by, the Adviser with respect to the development of a comprehensive compliance program and written compliance policies and procedures, and the implementation of recommendations of independent consultants with respect to a variety of compliance issues; (7) the responsiveness of the Adviser and its affiliated companies to inquiries from, and examinations by, regulatory agencies such as the Securities and Exchange Commission; (8) the Adviser’s record of compliance with its policies and procedures; and (9) the ability of the Adviser to attract and retain quality professional personnel to perform investment advisory and administrative services for the Fund.

The Board considered the fact that the Adviser is managing other investment products and vehicles, including exchange-traded funds, hedge funds and separate accounts, that invest in the same financial markets and may be managed by the same investment professionals according to a similar investment strategy as the Fund. The Board concluded that the management of these products contributes to the Adviser’s financial stability and is helpful to the Adviser in attracting and retaining quality portfolio management personnel for the Fund. In addition, the Board concluded that the Adviser has established appropriate procedures to monitor conflicts of interest involving the management of the Fund and the other products and for resolving any such conflicts of interest in a fair and equitable manner.

The performance data and the management fee and expense ratio data described below for the Fund is based on data for a representative class of shares of the Fund. The performance data is for periods on an annualized basis ended March 31, 2011, and the management fee and expense ratio data is as of the Fund’s fiscal year end of December 31, 2010.

In considering the Fund’s performance, the Board noted that (1) the Fund’s annualized returns outperformed those of its Performance Group and Performance Universe medians over the one-, three- and five-year periods, and (2) the Fund’s annualized return for the ten-year period was even with that of its Performance Group median and outperformed that of its Performance Universe median. The Board concluded that the overall performance of the Fund is satisfactory. With respect to the Fund’s fees and expenses, the Board noted that the Fund’s overall management fee, net of waivers was lower than the median management fee of its Expense Group and that the Fund’s total expense ratio, net of waivers, was higher than the median expense ratio for its Expense Group. The Board also noted that the Adviser has agreed to waive or to reimburse expenses through April 2012 to the extent necessary to maintain an agreed upon expense ratio. The Board concluded that the management fee charged to the Fund is reasonable.

The Board considered the profits, if any, realized by the Adviser from managing the Fund, in light of the services rendered and the costs associated with providing such services, and concluded that the profits realized by the Adviser from managing the Fund are not excessive. In this regard, the Board also considered the extent to which the Adviser may realize economies of scale as the Fund grows, and whether the Fund’s fee reflects these economies of scale for the benefit of shareholders. The Board concluded that the Adviser does not currently, and is unlikely in the foreseeable future to, realize material benefits from economies of scale and, therefore, the implementation of breakpoints would not be warranted at this time for the Fund.

The Board did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all of the matters considered by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by the advice of its independent counsel, the Board concluded that the renewal of the investment advisory agreement, including the fee structure (described herein) is in the interests of shareholders, and accordingly, the Board approved the continuation of the advisory agreement for an additional one-year period.

This report must be preceded or accompanied by a Van Eck VIP (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation 335 Madison Avenue, New York, NY 10017
Account Assistance:	800.544.4653

vaneck.com

VIPEMSAR

Item 2. CODE OF ETHICS.

     Not applicable.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     Not applicable.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     No changes.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Van Eck VIP Emerging Markets Fund disclosure controls and procedures
     (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Van Eck VIP
     Emerging Markets Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.

Item 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VAN ECK VIP TRUST - VAN ECK VIP EMERGING MARKETS FUND

By (Signature and Title) /s/ Bruce J. Smith, SVP & CFO
                         -----------------------------
Date   September 2, 2011
      -------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, CEO
                        --------------------------
Date   September 2, 2011
      -------------------

By (Signature and Title)  /s/ Bruce J. Smith, CFO
                         -------------------------
Date   September 2, 2011
      -------------------